UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 5, 2014

                               CANNAPHARMARX, INC.
                              ---------------------
             (Exact name of Registrant as specified in its charter)


            Delaware                    000-27055                24-4635140
 ----------------------------  --------------------------  ---------------------
 (State or other jurisdiction   (Commission File Number)   (IRS Employer Identi-
      of incorporation)                                         fication No.)

     One Collins Drive, Salem Business Center, Carneys Point, NJ 08069-3640
               --------------------------------------------------
                    (Address of principal executive offices)

                                  720-939-1133
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              (Registrant's Telephone Number, Including Area Code)

        -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Officers; Compensatory Arrangements of Certain Officers

See Item 5.07 below.

Item 5.07 Submission of Mattes to a Vote of Security Holders

Appointment of Directors
------------------------

On December 5, 2014, the Company held its Annual Meeting of Shareholders. At the meeting, the following directors were elected to hold office until the next Annual Meeting of Shareholders:

Gerry Crocker
Gary Herick
James Smeeding
Robert Liess
Mathew Sherwood

A total of 9,000,000 shares voted in favor of the appointment of the above-mentioned director. No votes abstained, and no votes voted against the above-mentioned directors.

Ratification of Appointment of Auditor
--------------------------------------
At the Annual Meeting of Shareholders, the shareholders voted in favor of ratifying the appointment of the Company's auditors, KLJ & Associates, LLP for the fiscal year ended 2014. A total of 9,000,000 shares voted in favor of the appointment. No votes abstained, and no votes voted against the proposal.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CANNAPHARMRARX, INC.


                                   By: /s/ Gerry Crocker
                                       -----------------------------------------
                                       Gerry Crocker
                                       Chief Executive Officer



Date: December 8, 2014